                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           - - - - - - - - - - - - - -

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  August 14, 2000
                                                            ---------------


                           D.I.Y. Home Warehouse, Inc.
                           ---------------------------
               (Exact name of registrant as specified in charter)

Ohio                              0-21768                    38-2560752
----                              -------                    ----------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               I.D. No.)
Incorporation)

                    5811 Canal Road, Valley View, Ohio 44125
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   216-328-5100
                                                     ------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On August 14, 2000, D.I.Y. Home Warehouse, Inc. (the "Company") announced the closing of its North Randall, Ohio store, located at 4601 Northfield Road, and its Tallmadge Avenue location in Akron, Ohio. In connection with these store closings, the Company entered into an agreement (the "Agreement") with a third-party to act as its agent in the liquidation of the merchandise inventories located at the aforementioned stores. The Company will receive a guaranteed amount from the inventory liquidation based on a formula outlined in the Agreement.

The unaudited pro forma condensed financial statements included in this Current Report on Form 8-K as listed under Item 7(b) below are presented for informational purposes only with respect to the pro forma financial effects, as determined in accordance with the financial reporting rules of the Securities and Exchange Commission (the "Commission"), of the store closings. Such financial statements do not purport to be indicative of the financial position which would have actually existed, or the results of operations which would have actually been attained if the store closings had occurred in the periods indicated. The financial statements also do not purport to be indicative of the financial position or results of operations which may exist or be attained in the future. For a discussion of the risks and other important factors which may affect the Company's future business, operating results and financial and other condition, including, but not limited to, the possible effects of the closed stores, reference should be made to the discussion of such risks and other factors as included from time to time in the Registrant's filings with the Commission.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)      Pro Forma Financial Information

         The following unaudited pro forma financial information of the Registrant is attached as Appendix A to this Current Report on Form 8-K and by this reference incorporated herein:

         (i)      Introduction;

         (ii)     Pro Forma Condensed Balance Sheet (Unaudited) at July 1, 2000;

         (iii) Pro Forma Condensed Statement of Operations (Unaudited) for the year ended January 1, 2000;

         (iv) Pro Forma Condensed Statement of Operations (Unaudited) for the six months ended July 1, 2000; and

         (v)      Notes to Unaudited Pro Forma Condensed Financial Statements.

(c)      Exhibit

         10.8 Sale of Merchandise Agreement (North Randall and Tallmadge Ave.) between D.I.Y. Home Warehouse, Inc. and Schottenstein Bernstein Capital Group, LLC, dated August 4, 2000, filed herewith.

         99.1 Press Release Announcing Closing of Two Locations dated August 14, 2000, filed herewith.



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


                                   APPENDIX A

                           D.I.Y. Home Warehouse, Inc.
       Introduction to Unaudited Pro Forma Condensed Financial Statements


The following unaudited pro forma condensed balance sheet as of July 1, 2000, gives effect to: (i) the closure of the North Randall and Tallmadge Ave. stores as described in Note (A) of the Notes to Unaudited Pro Forma Condensed Financial Statements (the "Notes"), and (ii) the related pro forma adjustments described in the Notes thereto. This balance sheet is presented as though the transactions occurred as of July 1, 2000.

The following unaudited pro forma condensed statements of operations for the fiscal year ended January 1, 2000 and for the six months ended July 1, 2000 give effect to: (i) the elimination of the results of operations of the Registrant's closed stores as described in Notes (E) and (F), and (ii) the related pro forma adjustments described in the Notes thereto. The pro forma statements of operations are presented as though the transactions occurred as of January 3, 1999, the first day of fiscal year 1999.

The unaudited pro forma condensed balance sheet and statements of operations should be read in conjunction with the Notes thereto and with the historical financial statements of D.I.Y. Home Warehouse, Inc. as included in the reports filed by the Registrant with the Commission from time to time.









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


                           D.I.Y. HOME WAREHOUSE, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                                   (Unaudited)
                                  July 1, 2000


                                                                  As
                                                              Previously            Pro Forma                        Pro Forma
                                                               Reported            Adjustments                        Results
                                                           -----------------    ------------------                 ---------------
           Assets
Current assets:
  Cash and cash equivalents                                     $   214,984          $        --                      $   214,984
  Refundable federal income taxes                                   606,170                   --                          606,170
  Merchandise inventories                                        25,797,584           (4,255,150)        (A)           21,542,434
  Deferred income taxes                                           1,607,048                   --                        1,607,048
  Prepaid expenses and other assets                                 954,925               (5,402)        (B)              949,523
                                                           -----------------    ------------------                 ---------------
       Total current assets                                      29,180,711           (4,260,552)                      24,920,159
                                                           -----------------    ------------------                 ---------------
Property and equipment, at cost                                  39,211,629           (2,816,640)        (C)           36,394,989
  Less accumulated depreciation and amortization                 16,469,801           (2,085,352)        (C)           14,384,449
                                                           -----------------    ------------------                 ---------------
       Property and equipment, net                               22,741,828             (731,288)                      22,010,540
Other assets                                                        153,745                   --                          153,745
                                                           -----------------    ------------------                 ---------------
       Total assets                                             $52,076,284          $(4,991,840)                     $47,084,444
                                                           =================    ==================                 ===============

           Liabilities and Stockholders' Equity
Current liabilities:
  Current maturities of long-term debt                          $   188,900          $        --                      $   188,900
  Accounts payable                                                3,993,812             (658,979)        (A)            3,334,833
  Accrued expenses and other                                      2,003,450            2,067,693         (D)            4,071,143
                                                           -----------------    ------------------                 ---------------
       Total current liabilities                                  6,186,162            1,408,714                        7,594,876
Revolving credit                                                  8,383,304           (2,968,723)     (A), (E)          5,414,581
Long-term debt                                                        6,753                   --                            6,753
Deferred income taxes                                             2,862,798              496,060         (F)            3,358,858
                                                           -----------------    ------------------                 ---------------
       Total liabilities                                         17,439,017           (1,063,949)                      16,375,068

Stockholders' equity:
  Preferred stock, authorized 1,000,000 shares, none
       issued                                                            --                   --                               --
  Common stock, no par value, 10,000,000 authorized
       shares, 7,633,859 shares issued as of July 1, 2000
                                                                 22,955,462                   --                       22,955,462
  Retained earnings                                              11,883,246           (3,927,891)  (A) - (F), (I)       7,955,355
  Treasury stock, 357,800 shares at cost                           (201,441)                  --                         (201,441)
                                                           -----------------    ------------------                 ---------------
       Total stockholders' equity                                34,637,267           (3,927,891)                      30,709,376
                                                           -----------------    ------------------                 ---------------
       Total liabilities and stockholders' equity               $52,076,284          $(4,991,840)                     $47,084,444
                                                           =================    ==================                 ===============







 See accompanying notes to unaudited pro forma condensed financial statements.





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



                                          D.I.Y. HOME WAREHOUSE, INC.
                                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                                  (Unaudited)
                                      for the year ended January 1, 2000


                                                  As Previously               Pro Forma Adjustments                Pro Forma
                                                     Reported              (Note G)        (Note E and F)           Results
                                                  -------------         ------------       --------------         ------------
Net sales                                          $128,477,523         $(23,534,249)        $      --            $104,943,274

Cost of sales                                        94,829,103          (18,962,399)               --              75,866,704
                                                  -------------         ------------         -----------         -------------

   Gross profit                                      33,648,420           (4,571,850)               --              29,076,570

Store operating, general and
   administrative expenses                           33,372,877           (6,967,864)               --              26,405,013

Store closing and development costs                   2,082,542           (1,732,543)               --                 349,999
                                                  -------------         ------------         -----------         -------------

Operating (loss) income                              (1,806,999)           4,128,557                --               2,321,558

Other (expense) income, net                            (918,288)             133,859             568,225              (216,204)
                                                  -------------         ------------         -----------         -------------

(Loss) income before income taxes                    (2,725,287)           4,262,416             568,225             2,105,354

Income tax (benefit) expense                         (1,093,702)           1,710,549             228,034               844,881
                                                  -------------         ------------         -----------         -------------

Net (loss) income                                   $(1,631,585)          $2,551,867         $   340,191          $  1,260,473
                                                  =============         ============         ===========         =============

(Loss) earnings per common
   share, basic and diluted                              $(0.22)                                                        $ 0.17
                                                  =============                                                  =============

Weighted average common shares
   outstanding, basic and diluted
                                                      7,276,059                                                      7,276,059
                                                  =============                                                  =============












 See accompanying notes to unaudited pro forma condensed financial statements.






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



                                          D.I.Y. HOME WAREHOUSE, INC.
                                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                                  (Unaudited)
                                     for the six months ended July 1, 2000


                                           As Previously                 Pro Forma Adjustments                Pro Forma
                                             Reported               (Note H)          (Note E and F)           Results
                                          --------------          -----------        ---------------        ------------
Net sales                                   $43,363,646          $(5,347,717)         $       --             $38,015,929

Cost of sales                                31,124,153           (3,906,029)                 --              27,218,124
                                           ------------          -----------          ------------          ------------

   Gross profit                              12,239,493           (1,441,688)                 --              10,797,805

Store operating, general and
   administrative expenses                   14,129,500           (1,855,427)                                 12,274,073
                                           ------------          -----------          ------------          ------------

Operating (loss) income                      (1,890,007)             413,739                  --              (1,476,268)

Other (expense) income, net                    (381,154)                --                 329,752               (51,402)
                                           ------------          -----------          ------------          ------------

(Loss) income before income taxes
                                             (2,271,161)             413,739               329,752            (1,527,670)

Income tax (benefit) expense                   (901,348)             154,200               140,867              (606,281)
                                           ------------          -----------          ------------          ------------

Net (loss) income                           $(1,369,813)            $259,539              $188,885             $(921,389)
                                           ============          ===========          ============          ============

(Loss) earnings per common
   share, basic and diluted                      $(0.19)                                                          $(0.13)
                                           ============                                                     ============

Weighted average common
   shares outstanding, basic and
   diluted                                    7,276,059                                                        7,276,059
                                           ============                                                     ============















 See accompanying notes to unaudited pro forma condensed financial statements.





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


                           D.I.Y. HOME WAREHOUSE, INC.

Notes to Unaudited Pro Forma Condensed Financial Statements
-----------------------------------------------------------

Basis of Presentation
---------------------

On August 14, 2000, D.I.Y Home Warehouse, Inc. (the "Company" or "D.I.Y.") announced the closing of its North Randall, Ohio store, located at 4601 Northfield Road, and its Tallmadge Avenue location in Akron, Ohio. In connection with these store closings, the Company entered into an agreement (the "Agreement") with a third-party to act as its agent in the liquidation of the merchandise inventories located at the aforementioned stores. The Company will receive a guaranteed amount from the inventory liquidation based on a formula outlined in the Agreement.

The Company previously announced the closing of its Mansfield, Ohio store, its West Market Street store in Akron, Ohio and its Boardman, Ohio store on June 15, 1999. The Company had also announced the closing of its Bedford, Ohio and Canton, Ohio stores on November 26, 1998.

D.I.Y. will continue to operate nine warehouse-format home centers in the Northeast Ohio marketplace.

The As Previously Reported column in the pro forma condensed balance sheet at July 1, 2000 represents the actual financial position of D.I.Y. Home Warehouse, Inc. as of July 1, 2000. The As Previously Reported column in the pro forma condensed statements of operations for the fiscal year ended January 1, 2000, and for the six months ended July 1, 2000 represents the actual results of operations of D.I.Y. Home Warehouse, Inc. for the full twelve and six month periods, respectively.

Note (A)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record the estimated net proceeds of $2,729,725 to be received from the sale of the North Randall and Tallmadge Ave. stores' merchandise inventories as a $658,979 reduction to accounts payable and a $2,070,746 reduction in the Company's outstanding revolving credit facility balance. The inventory markdowns associated with the sale of merchandise inventories are recorded as a reduction to retained earnings.

Note (B)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record a $5,402 reduction in prepaid assets associated with the North Randall and Tallmadge Ave. stores. The write-off of the prepaid assets is recorded as a reduction to retained earnings.

Note (C)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record a $731,288 reduction of retained earnings for the estimated write off of the net leasehold improvements, equipment and furniture and fixtures associated with the North Randall and Tallmadge Ave. stores. Included in this total write-off amount is $102,072 related to leasehold improvements at the North Randall store. The Company is currently in negotiations to sublease this facility, at which point some portion the leasehold improvements at the North Randall store may provide future benefit and would not be required to be written off.

Note (D)
--------

The Pro Forma Adjustment column of the pro forma balance sheet includes an adjustment to record an increase in accrued expenses for certain store closing costs including future net rent expense of $1,782,093 related to the North Randall store ($471,438 during fiscal year 1999, $462,584 during fiscal year 2000, $462,584 during fiscal year 2001 and $385,487 during fiscal year 2002) and an estimated $285,600 in various other store closing costs for both the North Randall and Tallmadge Ave. stores. These store closing costs are reflected as a reduction to retained earnings.

As noted above, the Company is currently in negotiations to sublease the North Randall store. Any sublease rental income generated by the North Randall store will be recorded as a reduction to the future net rent expense detailed previously.

Note (E)
--------

The Pro Forma Adjustment column of the pro forma balance sheet includes an adjustment to record a $897,977 increase in retained earnings related to lower interest expense as a result of a reduction in borrowings under the Company's revolving credit facility. The Pro Forma Adjustment column of the pro forma condensed statement of operations for fiscal year 1999 and the first half of fiscal year 2000 include adjustments of $568,225 and $329,752, respectively, related to this reduction in interest expense.

Note (F)
--------

The Pro Forma Adjustment column of the pro forma balance sheet includes an adjustment to record the tax effect of the transactions noted above. The transactions are tax effected based on the Company's effective tax rates of approximately 40.1% for fiscal year 1999 and 41.0% for the first half of fiscal year 2000. The adjustments amounted to $228,034 and $140,867, respectively, and are included in the Pro Forma Adjustment column of the pro forma condensed statement of operations for fiscal year 1999 and the first half of fiscal year 2000. The net tax effect of these entries is reflected as an adjustment to deferred income taxes and is consistent with the Company's historical tax treatment and presentation.

Note (G)
--------

The Pro Forma Adjustment column of the pro forma condensed statement of operations for fiscal year 1999 includes adjustments to eliminate the results of operations of the two stores closed during fiscal year 2000, the three stores closed during fiscal year 1999 and certain closing costs recorded during fiscal year 1999 related to the two stores closed during fiscal year 1998. The pro forma statement of operations is presented as though the transactions associated with the closure of these seven stores occurred on the first day of fiscal year 1999.

Note (H)
--------

The Pro Forma Adjustment column of the pro forma condensed statement of operations for the first six months of fiscal year 2000 includes adjustments to record the elimination of the results of operations of the two stores closed during fiscal year 2000. The pro forma statement of operations is presented as though the transactions occurred on the first day of fiscal year 1999.

Note (I)
--------

The Pro Forma Adjustment column of the pro forma balance sheet includes non-recurring adjustments of $1,525,425 associated with inventory markdowns
(See Note (A)), $5,402 of reduction in prepaid assets (See Note (B)), $731,288 of fixed assets write-offs (See Note (C)), $1,782,093 in future net rent expense and $285,600 of estimated store closing costs (See Note (D)). These one-time charges related to the closing of the North Randall and Tallmadge Ave. stores are excluded from the pro forma condensed statements of operations in accordance with financial reporting rules of the Commission. Such adjustments will be reflected in the Company's third quarter fiscal year 2000 financial statements.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          D.I.Y. HOME WAREHOUSE, INC.
                                                   (Registrant)

DATED:  August 29, 2000                   BY:  /s/ Todd Ayers
                                               --------------
                                               Controller
















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                               INDEX TO EXHIBITS
                          D.I.Y. Home Warehouse, Inc.

                           Current Report on Form 8-K

                   (Earliest Event Reported: August 14, 2000)

10.8 Sale of Merchandise Agreement (North Randall and Tallmadge Ave.) between D.I.Y Home Warehouse, Inc. and Schottenstein Bernstein Capital Group, LLC, dated August 4, 2000, filed herewith.

99.1 Press Release Announcing Closing of Two Store Locations, dated August 14, 2000, filed herewith.







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